SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 11, 2006

VISTULA COMMUNICATIONS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50758	20-0734966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Suite 801, 405 Park Avenue, New York, NY 10022

(Address of principal executive offices) (Zip Code)

(212) 317-8900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

Share Purchase Agreement with Scott Lee Goodwin

On October 11, 2006, Vistula Communications Services, Inc. (“Vistula”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with Scott Lee Goodwin (“Goodwin”), the sole stockholder of Goodman Blue Limited, a UK company which develops software systems to solve complex business management problems (“Goodman Blue”), pursuant to which Vistula agreed to purchase all of the outstanding shares of Goodman Blue from Goodwin (the “Shares”) for consideration consisting of 2,500,000 shares of Vistula’s common stock, $.001 par value per share subject to an option to require Vistula to repurchase the Shares for an aggregate purchase price of $2,500,000 in certain circumstances. Under the terms of the Purchase Agreement, Vistula granted Goodwin certain registration rights with respect to the Shares.

The description of the Purchase Agreement in this Form 8-K does not purport to be complete and is qualified in its entirety by the terms and conditions of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 and is incorporated by reference.

Item 2.01               Completion of Acquisition or Disposition of Assets

The information in Item 1.01, “Entry into a Material Definitive Agreement,” is incorporated by reference.

On October 11, 2006, Vistula completed the acquisition of all of the outstanding shares of Goodman Blue and issued 2,500,000 shares of Vistula’s common stock, $.001 par value per share to Goodwin, the sole stockholder of Goodman Blue, subject to an option to require Vistula to repurchase the Shares for an aggregate purchase price of $2,500,000 in certain circumstances.  The acquisition was made pursuant to the Purchase Agreement.

Item 3.02               Unregistered Sales of Equity Securities

The information in Item 1.01, “Entry into a Material Definitive Agreement” and Item 2.01 “Completion of Acquisition or Disposition of Assets,” is incorporated by reference.

Under the terms of the Purchase Agreement, Vistula issued 2,500,000 shares of its common stock to Goodwin in consideration for all of the outstanding shares of Goodman Blue.  Vistula issued these shares of common stock in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act for transactions by an issuer not involving any public offering. Under the terms of the Purchase Agreement, Vistula granted Goodwin certain registration rights with respect to these shares for resale under the Securities Act.

Item 7.01               Regulation FD Disclosure

A copy of the press release issued by Vistula on October 11, 2006 announcing the completion of the acquisition of Goodman Blue is filed as Exhibit 99.1 and is incorporated by reference.

Item 9.01               Financial Statements and Exhibits

(a)          Financial statements of business acquired

The financial information required hereunder will be submitted by an amendment to this Current Report on Form 8-K within 75 calendar days from the date of this report.

(b)          Pro forma financial information

The financial information required hereunder will be submitted by an amendment to this Current Report on Form 8-K within 75 calendar days from the date of this report.

(d)           Exhibits

Number	Title
2.1	Share Purchase Agreement dated as of October 11, 2006 by and between Vistula Communications Services, Inc. and Scott Lee Goodwin.

99.1	Press Release dated October 11, 2006, entitled “Vistula Communications Services, Inc. acquires Goodman Blue Limited.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTULA COMMUNICATIONS SERVICES, INC.

Dated: October 11, 2006	/s/ Rupert Galliers-Pratt
Rupert Galliers-Pratt Chief Executive Officer

Exhibit Index

Number	Title
2.1	Share Purchase Agreement dated as of October 11, 2006 by and between Vistula Communications Services, Inc. and Scott Lee Goodwin.

99.1	Press Release dated October 11, 2006, entitled “Vistula Communications Services, Inc. acquires Goodman Blue Limited.”